Financial Instruments	12 Months Ended
Dec. 31, 2020
Disclosure of nature and extent of risks arising from financial instruments [abstract]
Financial Instruments

27. FINANCIAL INSTRUMENTS

Fair Values of non-derivative financial instruments

All financial assets and financial liabilities, other than derivatives, are initially recognized at the fair value of consideration paid or received, net of transaction costs, as appropriate, and are subsequently carried at fair value or amortized cost. At December 31, 2020, the carrying amounts of trade and other payables and other current assets are considered to be reasonable approximations of their respective fair values due to the short-term nature of these instruments. The methods and assumptions used in estimating the fair value of other financial assets and liabilities are as follows:

Embedded derivatives – provisional pricing

Revenues from the sale of metals produced are based on provisional prices at the time of shipment. Variations between the price recorded at the time of sale and the actual final price received from the customer are caused by changes in market prices for metals sold and final settlement weights and assays, which result in an embedded derivative in accounts receivable. The embedded derivative is recorded at fair value each reporting period until settlement occurs, with the changes in fair value recorded to revenues.

Fair Value Hierarchy

The three levels of the fair value hierarchy are as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities;
●	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly; and
●	Level 3 – Inputs that are not based on observable market data

	Fair value	2020	2019
	hierarchy	$	$

Financial assets
Fair value through profit and loss
Marketable securities	Level 1	2,138	348
Purchase warrants	Level 2	212	-
Trade receivables	Level 2	1,782	2,278
Forward foreign exchange contracts	Level 2	21	432
		4,153	3,058

There were no transfers between levels 1, 2 or 3 during the twelve months ended December 31, 2020.

Valuation techniques and inputs used to determine fair values include:

●	Marketable securities - the use of quoted market prices
●	Warrants - based on a Black-Scholes model which uses quoted observable inputs
●	Provisional pricing receivables – key inputs are payable metal and future metal prices, marked-to-market based on a quoted forward price and final settlement weights and assays
●	Forward foreign currency contracts – present value of future cash flows based on the forward exchange rates at the balance sheet date

Risk management policies and hedging activities

The Company is sensitive to changes in commodity prices, foreign exchange and interest rates. The Company’s board of directors has overall responsibility for the establishment and oversight of the Company’s risk management framework. The Company addresses its price-related exposures through the use of options, futures, forwards and derivative contracts were appropriate.

Credit risk

Credit risk is the risk of unexpected loss if a customer or third party to a financial instrument fails to meet its contractual obligations. The Company’s credit risk is primarily attributable to cash and cash equivalents. Management believes the credit risk on cash and cash equivalents is low since the Company’s cash and cash equivalents are held at large international financial institutions with strong credit ratings.

The Company is exposed to credit risk from its current customer Trafigura. Accounts receivable are subject to normal industry credit risks and are considered have a low credit risk.

Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company has a planning and budgeting process in place to determine the funds required to meet its operating and growth objectives. To the extent that the Company may foresee insufficient liquidity to meet these obligations, management will consider securing additional funds through equity or debt transactions. Accounts payable excluding accrued liabilities are due within 90 days or less.

Currency risk

The Mexican peso (“MXN”), US dollar (“USD”) and the Canadian dollar (“CAD”) are the functional currencies of subsidiaries of the Company and, as a result, currency exposures arise from transactions and balances in currencies other than the functional currencies. The Company’s potential currency exposures comprise:

●	translational exposure in respect of non-functional currency monetary items
●	transactional exposure in respect of non-functional currency expenditure and revenues;
●	commodity price risk; and
●	interest rate risk.

A significant portion of the Company’s capital expenditures, operating costs, exploration, and administrative expenditures are incurred in MXN, while revenues from the sale of concentrates are denominated in USD. The fluctuation of the USD in relation to the MXN, consequently, impacts the reported financial performance of the Company.

The Company entered into forward contracts to purchase MXN in exchange for USD at various rates and maturity dates. As at December 31, 2020, forward contracts for the purchase of MXN16 million in exchange for $0.8 million at an average rate of 20.45 MXN/USD, at various maturity dates until February 2021, were outstanding.

The mark-to-market adjustment on forward foreign exchange contracts resulted in an unrealized loss of $426 recorded in finance expense for the year ended December 31, 2020 ($119 unrealized gain as at December 31, 2019) and an asset balance of $21 at December 31, 2020 (December 31, 2019 – $432 asset balance).

Translational exposure in respect of non-functional currency monetary items

Monetary items, including financial assets and liabilities, denominated in currencies other than the functional currency of an operation are periodically revalued to the functional currency equivalents as at that date, and the associated unrealized gain or loss is recorded in the consolidated statement of comprehensive income (loss) to reflect this risk.

The principal non-functional currency to which the Company is exposed is the USD. Based on the Company’s net financial assets and liabilities in USD as at December 31, 2020, a weakening of the USD against the MXN and CAD functional currencies by 1%, with all other variables held constant, would have increased/(decreased) net income and equity by approximately $46.

Transactional exposure in respect of non-functional currency expenditure and revenues

Certain operating and capital expenditures are incurred by some operations in currencies other than their functional currency. Sales revenue is earned in currencies other than the functional currency of operations, and certain exchange controls may require that funds be maintained in currencies other than the functional currency of the operation.

Commodity price risk

The nature of the Company’s operations results in exposure to fluctuations in commodity prices. Management continuously monitors commodity prices of silver, lead and zinc.

The Company is particularly exposed to the risk of movements in the price of silver. Declining market prices for silver could have a material effect on the Company’s profitability, and the Company may consider hedging its exposure to silver. The London Silver Spot price average, in USD per ounce, was $20.40 for the year ended December 31, 2020 (2019: $16.20). The Company estimates that a 10% increase/decrease in commodity prices during in 2020, with all other variables held constant, would have resulted in an increase/decrease in net income of approximately $3,220.

Interest rate risk

Cash and cash equivalents earn interest at floating rates dependent upon market conditions.